Other Receivables, Net	12 Months Ended
Mar. 31, 2026
Schedule of Other Receivables, Net [Abstract]
OTHER RECEIVABLES, NET

NOTE 4 – OTHER RECEIVABLES, NET

Other receivables consisted of the following:

	As of March 31, 2026	As of March 31, 2025
Deposits(a)	$870,307	$948,559
Others	20,569	18,128
Other receivables, net	$890,876	$966,687

(a)	The Company entered into a joint investment agreement with a third party on September 25, 2024, with a deposit payment of RMB 5.5 million (USD 797,333 as of March 31, 2026). As negotiations remain ongoing, the joint investment had not attained material substantive progress as of March 31, 2026. From December 2025 through February 2026, our Chairman, Mr. Yu Yang served as the legal representative, director and general manager of the aforementioned party. Mr. Yu resigned from all the above-listed positions effective February 26, 2026.